Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Offshore Rig Fleet Contract Status report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED

Contract Status of Offshore Rig Fleet

As of January 17, 2005

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

North & South America Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Taylor Energy	Low 40's	Gulf of Mexico	Jan. 05
ENSCO 64	MLT Enhn. 53-S	350	Shipyard		Gulf of Mexico	Unknown	Reviewing damage from Hurricane Ivan
ENSCO 68	MLT 116-CE	400	Pogo Producing	Low 60's	Gulf of Mexico	Feb. 05	Next to ExxonMobil to Apr. 05, low 60's
ENSCO 69	MLT 84-S	400	Dominion	Mid 40's	Gulf of Mexico	Jan. 05
ENSCO 74	MLT Super 116-C	400	Spinnaker	Mid 60's	Gulf of Mexico	May 05
ENSCO 75	MLT Super 116-C	400	Devon Energy	Low 60's	Gulf of Mexico	May 05
ENSCO 81	MLT 116-C	350	BP	Low 60's	Gulf of Mexico	Feb. 05	Well to well
ENSCO 82	MLT 116-C	300	ChevronTexaco	Mid 50's	Gulf of Mexico	Feb. 05	Next expect well to well, market rate
ENSCO 83	MLT 82 SD-C	250	Nexen	Mid 40's	Gulf of Mexico	Jan. 05	Next to ExxonMobil, well to well, market rate mid 40's
ENSCO 84	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Feb. 05	Next to Apache to Apr. 05, mid 40's
ENSCO 86	MLT 82 SD-C	250	ExxonMobil	Mid 40's	Gulf of Mexico	Jan. 05	Well to well, market rate
ENSCO 87	MLT 116-C	350	Seneca	Low 50's	Gulf of Mexico	Feb. 05	Rate increases Feb. 05, mid 50's
ENSCO 89	MLT 82 SD-C	250	ATP	Mid 40's	Gulf of Mexico	Jan. 05	Next to LLOG to Mar. 05, mid 40's, plus options
ENSCO 90	MLT 82 SD-C	250	Spinnaker	Low 40's	Gulf of Mexico	Jan. 05	Next to Santos to Apr. 05, mid 40's, then contracted to Aug. 05, low 50's
ENSCO 93	MLT 82 SD-C	250	Newfield	Low 40's	Gulf of Mexico	Jan. 05
ENSCO 98	MLT 82 SD-C	250	Devon Energy	Mid 40's	Gulf of Mexico	Jan. 05	Next to Houston Expl. to Mar. 05, low 50's, well to well
ENSCO 99	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	Apr. 05
ENSCO 105	KFELS MOD V-B	400	Millennium	Low 60's	Gulf of Mexico	Apr. 05

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Semisubmersible
ENSCO 7500	Semisubmersible	8000	Anadarko	Mid 130's	Gulf of Mexico	Apr. 05	Two weeks in shipyard Jan. 05 to Feb. 05; then to Dominion to Apr. 05, $110-120; in negotiation for work to Jul. 05; then expect to work Jul. 05 to Jul. 07, mid 180's
Platform Rigs
ENSCO 25	3000 HP API		ChevronTexaco	Mid 10's	Gulf of Mexico	Feb. 05	Standby rate while under repair, then well to well, high 20's
ENSCO 26	3000 HP API		Available		Gulf of Mexico	Jan. 05
ENSCO 29	3000 HP API		Taylor	High 10's	Gulf of Mexico	Oct. 05	Standby rate, increases to operating rate Feb. 05, mid 20's, plus options
South America
ENSCO 76	MLT Super 116-C	350	BP	Mid 70's	Trinidad	Jan. 05	Expect rig to relocate to Saudi Arabia (see Middle East)

ENSCO II	Barge Rig		Shell	Mid 30's	Lake Maracaibo	Oct. 05	Plus options
ENSCO III	Barge Rig		Committed		Lake Maracaibo	Jan. 05	Next to ChevronTexaco to Feb. 05, mid 30's
ENSCO XI	Barge Rig		Stacked		Lake Maracaibo
ENSCO XII	Barge Rig		Available		Lake Maracaibo	Jan. 05
ENSCO XIV	Barge Rig		Stacked		Lake Maracaibo
ENSCO XV	Barge Rig		Stacked		Lake Maracaibo
Europe & Africa
North Sea
ENSCO 70	Hitachi K1032N	250	DONG	Low 50's	Denmark	Feb. 05	Next 2 week shipyard inspection, expect to work starting Apr. 05 to Jun. 05, market rate, plus options; then expect to work to Dec. 05, mid 70's, plus options
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 40's	Denmark	Jun. 05	Working accommodation mode, plus options
ENSCO 72	Hitachi K1025N	225	ExxonMobil	Low 50's	UK	Mar. 05	Next to shipyard (approx. 3 weeks), then ConocoPhillips Apr. 05 to Oct. 05, market rate
ENSCO 80	MLT 116-CE	225	ADTI/Newfield	Low 50's	UK	Jan. 05	Next expect to work to Apr. 05, high 50's
ENSCO 85	MLT 116-C	225	BHP	Mid 30's	UK	Mar. 05	Standby rate until operations commence Feb. 05, market rate, plus options
ENSCO 92	MLT 116-C	225	Committed		UK	Aug. 05	Expect to work starting Feb. 05, market rate, plus options
ENSCO 101	KFELS MOD V-A	400	ConocoPhillips	Mid 80's	Denmark	Feb. 05	Next 2 week shipyard inspection, then expect to work starting mid Apr. 05 to Aug. 05, mid 80's
Africa
ENSCO 100	MLT 150-88	350	Committed		Nigeria	Feb. 05	Undergoing maintenance, next to ExxonMobil to Feb. 07, mid 80's

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
2

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Asia Pacific
Middle East/ India
ENSCO 50	F&G 780 Mod II	300	British Gas	Low 60's	India	Sep. 05	Plus options
ENSCO 53	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Feb. 05	Next to British Gas in India to Nov. 05, mid 60's, plus options
ENSCO 54	F&G 780 Mod II	300	Ras Gas	Mid 50's	Qatar	Feb. 07	Plus options
ENSCO 76	MLT Super 116-C	350					Expect rig to relocate to Saudi Arabia with work starting Jun. 05 to May 08, high 90's-low 100's
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Low 50's	Qatar	Apr. 05	Plus options
ENSCO 94	Hitachi C-250	250	Ras Gas	Low 50's	Qatar	Jun. 05	Plus options
ENSCO 95	Hitachi C-250	250	Shipyard		U.A.E.	Jan. 05	Next to PPL in Pakistan to May 05, mid 60's
ENSCO 96	Hitachi C-250	250	Committed		Qatar	Jun. 05	Expect to work mid Feb. 05, mid 50's, plus options
ENSCO 97	MLT 82 SD-C	250	Wintershall	Low 50's	Qatar	Mar. 05	Alternating programs with QPD, then to Dubai Pet. in U.A.E. to May 05, mid 50's, plus options
Southeast Asia/
Australia
ENSCO 51	F&G 780 Mod II	300	Shell	High 50's	Brunei	Jan. 08	Rate adjusted semi-annually from Feb. 05
ENSCO 52	F&G 780 Mod II	300	Petronas Carigali	Mid 50's	Malaysia	Oct. 05	Plus options
ENSCO 56	F&G 780 Mod II	300	Santos	Mid 70's	Australia	Sep. 05	Continual programs Apache/ROC, then to shipyard for 2-3 months, then to Shell in New Zealand mid Jan. 06 to Jan. 07, high 70's, plus options
ENSCO 57	F&G 780 Mod II	300	Murphy	High 50's	Malaysia	Mar. 05	Plus options, next to shipyard 10 days, then expect to work to Jul. 05, high 50's
ENSCO 67	MLT 116-CE	400	Shipyard		Singapore	May 05
ENSCO 102	KFELS MOD V-A	400	Esso	Low 90's	Australia	Apr. 05	Plus options
ENSCO 104	KFELS MOD V-B	400	ConocoPhillips	Low 100's	E. Timor	Apr. 05
ENSCO 106	KFELS MOD V-B	400	Under construction		Singapore	Mar. 06	Next to Apache mid Mar. 05 to Aug. 05, mid 80's to high 90's, then low 100's, plus options
ENSCO 107	KFELS MOD V-B	400	Under construction		Singapore	Dec. 05

ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07

Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
3